EXHIBIT 99.1

Educational Development Corporation to Present Virtually and Host 1x1 Investor Meetings at the Annual Southwest IDEAS Investor Conference on November 19th

TULSA, Okla., Nov. 16, 2020 (GLOBE NEWSWIRE) -- Educational Development Corporation (“EDC”, or the “Company”) (NASDAQ: EDUC) (http://www.edcpub.com) reports that the Company will participate in the virtual Southwest IDEAS Investor Conference on November 19th, 2020. EDC’s presentation will be webcasted and is scheduled to be available at 7:00 am CST on November 18th. The presentation can be accessed through the Southwest IDEAS conference portal for registered participants, on the IDEAS conference website: www.IDEASconferences.com, or on the Company's website: http://www.edcpub.com/investmentconference following the conference. The presentation includes guidance on net revenues and earnings per share for the fiscal year ending February 28, 2021.

About IDEAS Investor Conferences

The mission of the IDEAS Conferences is to provide independent regional venues for quality companies to present their investment merits to an influential audience of investment professionals. Unlike traditional bank-sponsored events, IDEAS Investor Conferences are “Sponsored BY the Buyside FOR the Buyside” and for the benefit of regional investment communities. Conference sponsors collectively have more than $200 billion in assets under management and include: Adirondack Research and Management, Allianz Global Investors: NFJ Investment Group, Ariel Investments, Aristotle Capital Boston, Barrow Hanley Mewhinney & Strauss, BMO Global Asset Management, Constitution Research & Management, Inc., Fidelity Investments, First Wilshire Securities Management, Inc., Gamco Investors, Granahan Investment Management, Great Lakes Advisors, Greenbrier Partners Capital Management, LLC, GRT Capital Partners, LLC, Hodges Capital Management, Ironwood Investment Management, Keeley Teton Advisors, Luther King Capital Management, Marble Harbor Investment Counsel, Perritt Capital Management, Punch & Associates, Westwood Holdings Group, Inc., and William Harris Investors.

The IDEAS Investor Conferences are held annually in Boston, Chicago and Dallas and are produced by Three Part Advisors, LLC. Additional information about the events can be located at www.IDEASconferences.com.

If interested in participating or learning more about the IDEAS conferences, please contact Lacey Wesley at (817) 769 -2373 or lWesley@threepa.com.

About Educational Development Corporation (EDC)

EDC is a publishing company specializing in books for children. EDC is the exclusive United States trade co-publisher of the line of educational children’s books produced in the United Kingdom by Usborne Publishing Limited (“Usborne”) and we also exclusively publish books through our ownership of Kane Miller Book Publisher (“Kane Miller”); both international award-winning publishers of children’s books. EDC’s current catalog contains over 2,000 titles, with new additions semi-annually. Both Usborne and Kane Miller products are sold via 4,000 retail outlets and by independent consultants, who hold book showings in individual homes, book fairs with school and public libraries as well as sales over the internet.

Contact:
        Educational Development Corporation
        Randall White, (918) 622-4522

Cautionary Statement for the Purpose of the “Safe Harbor” Provision of the Private Securities Litigation Reform Act of 1995.

The information discussed in this Press Release includes “forward-looking statements.” These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “achievable,” “anticipate,” “continue,” “potential,” “should,” “could,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and we can give no assurance that such expectations or assumptions will be achieved. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our success in recruiting and retaining new consultants, our ability to locate and procure desired books, our ability to ship the volume of orders that are received without creating backlogs, our ability to obtain adequate financing for working capital and capital expenditures, economic and competitive conditions, regulatory changes and other uncertainties, as well as those factors discussed in our Annual Report on Form 10-K for the year ended February 29, 2020, all of which are difficult to predict. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph and elsewhere in our Annual Report on Form 10-K for the year ended February 29, 2020 and speak only as of the date of this Press Release. Other than as required under the securities laws, we do not assume a duty to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.